EXHIBIT 10.2

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 30, 2024 (the “Amendment Date”), is made by and among Movado Group, Inc., a New York corporation (“Parent”), Movado Group Delaware Holdings Corporation, a Delaware corporation, Movado LLC, a Delaware limited liability company, Movado Retail Group, Inc., a New Jersey corporation, MGI Luxury Group GmbH, a limited liability company organized and existing under the laws of Switzerland (collectively, with Parent, the “Borrowers”), Movado Group Nederland B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Nederland BV”, and, in its capacity as a guarantor, the “Guarantor” and, collectively with the Borrowers, the “Loan Parties”), the Lenders party hereto and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Amended and Restated Credit Agreement, dated as of October 12, 2018 (as amended, modified, extended, restated, replaced, or supplemented from time to time and in effect immediately prior to this Amendment, the “Existing Credit Agreement”, and as amended pursuant hereto and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors party thereto, the Lenders, and the Administrative Agent. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, a Guarantor under the Existing Credit Agreement, MGI Luxury Group B.V., a private company with limited liability incorporated under the laws of the Netherlands (“MGI BV”), merged with and into Nederland BV on January 30, 2024, with Nederland BV as the surviving entity, in accordance with and as permitted under Section 7.04(a) of the Existing Credit Agreement (the “Merger”);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement and the Loan Documents, including, but not limited to, deleting references to MGI BV in general and references to MGI BV’s pledge of its equity interests in Nederland BV, and, subject to the terms and conditions herein, the Administrative Agent and the Lenders have agreed to such amendments, on the terms provided herein, to be effective as of the Amendment Date; and

WHEREAS, the Loan Parties, the Administrative Agent and the Lenders each acknowledge that the terms of this Amendment constitute a modification to, and not a novation or extinguishment of, the Credit Agreement and the other Loan Documents and except as expressly modified herein, all terms, conditions, rights and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed.

NOW, THEREFORE, in consideration of the foregoing premises, which are confirmed by the parties hereto as a true, correct and substantive part of this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Amendments to Existing Credit Agreement and other Loan Documents.

(a)
Amended Definitions.

(i)
The definition of “Guarantors” in the Credit Agreement is hereby amended and restated in its entirety as follows:

““Guarantors” means, collectively, (a) the Parent, Nederland BV and the other Subsidiaries of the Parent as are or may from time to time become parties to this Agreement pursuant to Section 6.13, (b) with respect to Additional Secured Obligations owing by any Loan Party, or any of its Subsidiaries or Affiliates, any Foreign Subsidiary Secured Obligations and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) under the Guaranty, the Domestic Borrowers and (c) with respect to Additional Secured Obligations owing by any Foreign Loan Party, or any of its Subsidiaries or Affiliates that are Foreign Subsidiaries, any Foreign Subsidiary Secured Obligations and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) that is a Foreign Loan Party under the Guaranty, the Foreign Borrowers, subject, in the case of each Foreign Loan Party, to the limitations otherwise set forth in this Agreement.”

(ii)
The definition “MGI BV” in the Credit Agreement is hereby deleted in its entirety.

(b)
The last paragraph of Section 6.14(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Additionally, Nederland BV will continue to pledge its equity interests in MGI GmbH to the Administrative Agent in its capacity as administrative agent for the Secured Parties to secure Nederland BV’s obligations hereunder as a Foreign Guarantor.”

(c)
Except to the extent expressly amended in any Loan Document, including, without limitation, the Pledge Agreement (as defined below), each reference to MGI BV shall be deleted in its entirety in each Loan Document.

(d)
Schedules 1.01(c), 5.20(a), 5.20(b), and 5.21(c) to the Credit Agreement are hereby amended and restated as set forth on Annex 1 attached hereto.

2.
Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Date, provided that each of the following conditions to effectiveness shall have been satisfied in each case in form and substance acceptable to the Administrative Agent:

(a)
Amendment. The Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each of the Loan Parties and each of the Lenders.

(b)
Amendment No. 2 to the Pledge Agreement. The Administrative Agent shall have received a counterpart signature page to the Amendment No. 2 to that certain Pledge Agreement dated as of November 1, 2019, by and among MGI BV, Nederland BV, and the Administrative Agent (as amended by that certain Amendment No. 1 to Pledge Agreement dated as of August 2, 2022, as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Pledge Agreement”), duly executed and delivered by Nederland BV.

(c)
Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate dated the Amendment Date, certifying as to (i) the current articles of association of Nederland BV, together with a certified extract of the trade register for Nederland BV, (ii)(A) a copy of a resolution of the board of managing directors of each of Nederland BV and MGI BV approving the Loan Documents and the Merger, as applicable, to which it is a party and (B) a certified copy of the notarial record containing the minutes of a meeting of the general meeting of shareholders of each of Nederland BV and MGI BV approving the Loan Documents and the Merger, as applicable, to which it is a party) issued by IJ.C. van Straten, civil notary in Amsterdam, the Netherlands, (iii) a certificate of merger issued by IJ.C. van Straten, civil notary in Amsterdam, the Netherlands in connection with the Merger, (iv) the good standing, existence or its equivalent of Nederland BV and (v) of the incumbency (including specimen signatures) of the Responsible Officers of Nederland BV.

(d)
Perfection; Deed of Pledge of Shares. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, any filing and recordation necessary or desirable, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral, including, but not limited to, an executed and filed Dutch law notarial deed of shares with respect to the Equity Interests Parent holds in Nederland BV, in form and substance reasonably satisfactory to the Administrative Agent (the “Deed of Shares”), duly executed and delivered by Parent.

(e)
Other Documents; Additional Information. All other documents, additional information and materials provided for herein or which the Administrative Agent or any other Lender may reasonably request or require.

3.
Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent that:

(a)
The execution, delivery and performance of this Amendment and the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action by the Guarantors and the Borrowers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except for any conflict, breach or contravention that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law in any material respect;

(b)
Each of this Amendment, the Credit Agreement and the other Loan Documents have been duly executed and delivered by each Loan Party that is party thereto, as applicable and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity;

(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Loan Documents, (iii) the perfection or maintenance of the Liens created under the Loan Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Credit Agreement or the Loan Documents or the remedies in respect of the Collateral pursuant to the Loan Documents, other than (A) authorizations, approvals, actions, notices and filings which have been duly obtained and (B) filings to perfect the Liens created by the Loan Documents;

(d)
Before and after giving effect to this Amendment, the representations and warranties made by each Loan Party contained in Article II of the Credit Agreement, Article V of

the Credit Agreement and each other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects as of the date hereof (except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and

(b) of the Credit Agreement, respectively), except, in each case, for such representations and warranties that relate solely to an earlier date shall be true and correct as of such earlier date (or with respect to such representations and warranties that do not contain a materiality qualification, be true and correct in all material respects as of such earlier date); and

(e)
Before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

4.
Parent’s Confirmation of Pledge. For the avoidance of doubt, Parent hereby confirms the grant to the Administrative Agent, for the benefit of the Secured Parties, of a continuing security interest in any and all right, title and interest of Parent in and to 65% of the Equity Interests it holds in Nederland BV to secure Parent’s Obligations, consistent with and pursuant to that certain Security and Pledge Agreement dated as of January 30, 2015, by and among Parent, the other Grantors party thereto, and the Administrative Agent.

5.
No Waiver; Reservation of Rights. This Amendment shall not, by implication or otherwise, constitute a waiver of any Default or Event of Default or limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect, except to the extent expressly amended in Section 2 hereof. The Loan Parties hereby acknowledge that the Administrative Agent and the Lenders have not made any agreement or commitment to modify the Loan Documents other than as expressly set forth herein, and nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. The Lender Parties hereby reserve all rights and remedies available to them under the Loan Documents and applicable law.

6.
Ratification, etc. Except as expressly amended hereby, the Credit Agreement and all other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other agreements or instruments related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment. The Loan Parties, the Agent and the Lenders agree that the guarantees, the liens, assignments and security interests created by the Loan Documents, except to the extent previously released, shall continue and carry forward until the occurrence of the Facility Termination Date. The Loan Parties further agree that such guarantees, liens, assignments and security interests are hereby ratified and affirmed as valid and subsisting against the property described in the Loan Documents and that this Amendment shall in no manner vitiate, affect or impair the Loan Documents (except as expressly modified in this Agreement) and that such guarantees, liens, assignments, and security interests shall not in any manner be waived, released, altered or modified. Each Guarantor hereby reaffirms its guarantee contained in Article X of the Credit Agreement of the prompt payment of the Guaranteed Obligations in full when due, and acknowledges and agrees that such guarantee is and shall remain in full force and effect after giving effect to this Amendment. The Loan Parties acknowledge and agree that the Obligations include, and the Borrowers owe to Administrative Agent and Lenders, all of Administrative Agent and the Lenders’ reasonable expenses, costs and fees, including reasonable attorneys’ fees actually incurred in the enforcement of the Loan Documents and drafting and negotiation of this Amendment to the extent set forth in Section 11.04 of the Credit Agreement. The Loan Parties acknowledge and agree that, as of the Amendment Date, there are no offsets, defenses or claims against any part of the obligations under the Loan Documents The execution of this Amendment shall not operate as a novation, or waiver of any right, power or remedy of the Administrative Agent, the L/C Issuer, the Lenders or Secured Parties, or waiver of any provision of any of the Loan Documents. The Loan Parties agree and acknowledge that this Amendment shall be deemed a Loan Document. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended by this Amendment.

7.
Waiver and Release. The Loan Parties warrant and represent to the Administrative Agent and the Lenders that the loans evidenced by the Loan Documents are not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever and, as a material part of the consideration for the Agent and the Lenders entering into this Agreement, each Loan Party agrees as follows (the “Release Provision”):

(a)
EACH LOAN PARTY HEREBY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, MEMBERS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “RELEASED PARTIES”) JOINTLY AND SEVERALLY FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER OCCURRING PRIOR TO THE DATE HEREOF AND ARISING OUT OF OR RELATED TO THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED, SPECIFICALLY EXCLUDING, HOWEVER, CLAIMS ARISING FROM THE GROSS NEGLIGENCE AND/OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION (“CLAIMS”), WHICH SUCH LOAN PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTIES.

(b)
Each Loan Party agrees not to sue any Released Parties or in any way assist any other Person in suing any Released Parties with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)
Each Loan Party acknowledges, warrants, and represents to Released Parties that:

(i)
Each Loan Party has read and understands the effect of the Release Provision. Each Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for each Loan Party has read and considered the Release Provision and advised each Loan Party to execute the same. Before execution of this Agreement, each Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)
No Loan Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Each Loan Party acknowledges that the Released Parties have not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)
Each Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.

(iv)
Each Loan Party is the sole owner of the Claims released by the Release Provision, and no Loan Party has heretofore conveyed or assigned any interest in any such Claims to any other Person.

(d)
Each Loan Party understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and the Lenders to enter into this Agreement.

(e)
It is the express intent of the Loan Parties that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Released Parties so as to foreclose forever the assertion by each Loan Party of any Claims released hereby against Released Parties.

(f)
If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect

8.
Counterparts; Governing Law. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE

OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have duly executed this Amendment No. 5 to Credit Agreement as of the day and year first above written.

BORROWERS: MOVADO GROUP, INC.

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: Sr. Vice President and Secretary

MOVADO GROUP DELAWARE HOLDINGS CORPORATION

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: President and Secretary MOVADO, LLC

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: President and Secretary MOVADO RETAIL GROUP, INC.

By: /s/ Mitchell Sussis

Name: Mitchell Sussis Title: Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 (BOA-MOVADO 2024)]

MGI LUXURY GROUP GMBH

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: Authorized Signatory

GUARANTOR MOVADO GROUP NEDERLAND, B.V.

By: /s/ James Halpin

Name: James Edward Halpin Title: Director A

By: /s/ Sebastian Donner

Name: Jan Sebastian Donner Title: Director B

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ DeWayne Rosse

Name: Title:

DeWayne D. Rosse Assistant Vice President

LENDERS: BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By: /s/ Jana Baker

Name: Title:

Jana L. Baker

Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 (BOA-MOVADO 2024)]

PNC BANK, NATIONAL ASSOCIATION

as a Lender

By: /s/ Gina Spinelli

Name: Title:

Gina Spinelli Relationship Manager

[SIGNATURE PAGE TO AMENDMENT NO. 5 (BOA-MOVADO 2024)]

ANNEX 1

SCHEDULE 1.01(c)

to

Credit Agreement

RESPONSIBLE OFFICERS

SCHEDULE 5.20(a)

to

Credit Agreement

SUBSIDIARIES; JOINT VENTURES; PARTNERSHIPS AND OTHER EQUITY INVESTMENTS

SCHEDULE 5.20(b)

to

Credit Agreement

LOAN PARTIES

SCHEDULE 5.21(c)

to

Credit Agreement

PLEDGED EQUITY INTERESTS